SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 26, 2001

              Date of Report (date of earliest event reported)


                      ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.
             ------------------------------------------------------------
                   (Exact Name of Registrant as Specified in its Charter)


    California                           0-11038                 33-0644381
----------------                    ------------               ---------------
(State or Other                       (Commission            (IRS Employer Iden-
Jurisdiction of                       File Number)            tification Number)
Incorporation)


                      10675 Sorrento Valley Road, Suite 200
                           San Diego, California 92121
                     (Address of Principal Executive Offices
                                Including Zip Code)

                                 (858) 450-7600
                                  --------------
                          (Registrant's Telephone Number,
                               Including Area Code)

Item 4. Changes in Registrant's Certifying Accountants.

         On July 26, 2001, the Audit Committee recommended and the Board of Directors of Advanced Remote Communication Solutions, Inc. ("ARCOMS"), approved the engagement of KPMG LLP as the Company's independent accountants replacing Deloitte and Touche LLP. The Company dismissed Deloitte and Touche LLP on the same day.

         In connection with the audits of the Company's financial statements for the previous years ended December 31, 2000, 1999 and 1998 and in the subsequent interim period ending March 31, 2001, there were no disagreements with Deloitte and Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

         The accountant's reports of Deloitte and Touche LLP on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion, nor were they qualified to audit scope, or accounting principles; however, the accountant's report for the year ended December 31, 2000 included an explanatory paragraph as to the uncertainty that ARCOMS would continue as a going concern.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements
         Not applicable
(b)      Pro Forma Financial Information.
         Not applicable
(c)     Exhibits
Exhibit
Number       Description

16. Letter from former accountant, Deloitte and Touche LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2001          ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.


                             BY: /S/ MICHAEL SILVERMAN,
                             CHAIRMAN OF THE BOARD
                             PRESIDENT, CHIEF EXECUTIVE OFFICER







EXHIBIT 16


July 30, 2001


Securities and Exchange Commission
Mail Stop 11-3 450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Advanced Remote Communications Solutions, Inc. dated July 26, 2001.

Yours truly,


/s/ DELOITTE & TOUCHE LLP
San Diego, CA